UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 9, 2018

GOLUB CAPITAL BDC, INC.
(Exact name of Registrant as Specified in Its Charter)

DELAWARE	814-00794	27-2326940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

__ 666 Fifth Avenue, 18th Floor, New York, NY 10103_ _
(Address of Principal Executive Offices)          (Zip Code)

Registrant’s telephone number, including area code: (212) 750-6060

____ ____
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b- 2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.    Regulation FD Disclosure.

On July 9, 2018, Golub Capital BDC 2010-1 LLC (the “2010 Issuer”), an indirect wholly-owned subsidiary of Golub Capital BDC, Inc. (the “Company”), provided irrevocable notice to the holders of its notes (the “2010 Notes”) issued as part of the $350.0 million term debt securitization (also known as a collateralized loan obligation, or CLO) that was initially completed on July 16, 2010 (the “2010 Debt Securitization”) that the 2010 Notes will be redeemed on July 20, 2018, pursuant to the terms of the indenture governing such 2010 Notes.

The 2010 Notes would have otherwise matured on July 20, 2023. The 2010 Debt Securitization is a form of secured financing incurred by the Company, consolidated in its consolidated financial statements and subject to its overall asset coverage requirements.

The 2010 Notes currently consist of $205.0 million of Class A-Refi 2010 Notes, which bear interest at a rate of three-month London Interbank Offered Rate (“LIBOR”) plus 1.90%, $10.0 million of Class B-Refi 2010 Notes, which bear interest at a rate of three-month LIBOR plus 2.40% and $135.0 million face amount of Subordinated 2010 Notes that do not bear interest. The Class A-Refi 2010 Notes are held by institutional investors and are included in the Company’s consolidated financial statements as its debt. The Company, indirectly through Golub Capital BDC 2010-1 Holdings LLC, a direct subsidiary of the Company, currently holds the Class B-Refi 2010 Notes and the Subordinated 2010 Notes, which are eliminated in consolidation in the Company’s financial statements.

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this Current Report on Form 8-K may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Golub Capital BDC, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLUB CAPITAL BDC, INC.

Date: July 9, 2018	By: /s/ Ross A. Teune
Name: Ross A. Teune
Title: Chief Financial Officer